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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: OCTOBER 1, 2000



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802                58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 26, 2000, CheckFree Corporation, formerly known as CheckFree Holdings Corporation, a Delaware corporation (the "Company"), CheckFree Services Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Services"), and Bank of America, N.A., a national banking association ("Bank of America") entered into a Strategic Alliance Master Agreement, as amended (the "Agreement"). Under the terms of the Agreement, the Company agreed to acquire certain of Bank of America's electronic billing and payment assets and would provide electronic billing and payment services to Bank of America's customers over the next ten years. Bank of America would receive 10 million shares of the Company's common stock, $.01 par value, and performance-based warrants to purchase an additional 10 million shares of common stock of the Company under the Agreement.

         The Agreement closed on October 1, 2000. Pursuant to the terms of the Agreement, on October 1, 2000, the Company issued to Bank of America the 10 million shares of the Company's common stock and the performance-based warrants to purchase an additional 10 million shares of the Company's common stock. The shares issued and received by Bank of America have not yet been registered under the Securities Act of 1933, as amended. The Company's stockholders approved the issuance of 10 million shares and warrants to purchase up to an additional 10 million shares of the Company's common stock to Bank of America on September 28, 2000.

         This transaction was accomplished through arms-length negotiations between the Company's management and Bank of America's management. There was no material relationship between Bank of America and the Company or any of the Company's affiliates, any of the Company's directors or officers, or any associate of any such Company director or officer, prior to this transaction, except for the following:

         o During fiscal 2000, the Company earned $14,607,362 from Bank of America from a combination of electronic payment services, software licenses and related maintenance services, and portfolio management services.

         o James D. Dixon, Executive of bankofamerica.com, a subsidiary of Bank of America, serves on our Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.


                  EXHIBIT NO.                 DESCRIPTION


                      2(a) Amended and Restated Strategic Alliance Master Agreement between CheckFree Corporation, CheckFree Services Corporation and Bank of America, N.A., dated April 26, 2000. (Reference is made to Appendix A to the Company's Proxy Statement for the Special Meeting of Stockholders held on September 28, 2000, and incorporated herein by reference).

                      2(b) Purchase and Assumption Agreement between Bank of America, N.A., Bank of America Technology and Operations, Inc., CheckFree Corporation, and CheckFree Services Corporation, dated August 8, 2000. (Reference is made to Exhibit B to the Company's Proxy Statement for the Special Meeting of Stockholders held on September 28, 2000, and incorporated herein by reference).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHECKFREE CORPORATION


Date:  October 10, 2000                      By:  /s/ David E. Mangum
                                                 -------------------------------
                                                 David E. Mangum, Executive Vice
                                                 President and Chief Financial
                                                 Officer

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                                  EXHIBIT INDEX
                                  -------------


                   EXHIBIT NO.                 DESCRIPTION



                      2(a) Amended and Restated Strategic Alliance Master Agreement between CheckFree Corporation, CheckFree Services Corporation and Bank of America, N.A., dated April 26, 2000. (Reference is made to Appendix A to the Company's Proxy Statement for the Special Meeting of Stockholders held on September 28, 2000, and incorporated herein by reference).

                      2(b) Purchase and Assumption Agreement between Bank of America, N.A., Bank of America Technology and Operations, Inc., CheckFree Corporation, and CheckFree Services Corporation, dated August 8, 2000. (Reference is made to Exhibit B to the Company's Proxy Statement for the Special Meeting of Stockholders held on September 28, 2000, and incorporated herein by reference).